UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21698

        GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

(Exact name of registrant as specified in charter)

One Corporate Center

                                 Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

To Our Shareholders,

For the year ended December 31, 2012, the net asset value (“NAV”) total return of the GAMCO Global Gold, Natural Resources & Income Trust by Gabelli (the “Fund”) was 1.4%, compared with total returns of 5.2% and (8.3)% for the Chicago Board Options Exchange (“CBOE”) Standard & Poor’s (“S&P”) 500 Buy/Write Index and the Philadelphia Gold & Silver Index, respectively. The total return for the Fund’s publicly traded shares was 1.8%. On December 31, 2012, the Fund’s NAV per share was $13.26, while the price of the publicly traded shares closed at $12.80 on the NYSE MKT. See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2012.

Sincerely yours,

Bruce N. Alpert
President

February 22, 2013

Comparative Results

Average Annual Returns through December 31, 2012 (a) (Unaudited)				Since Inception (03/31/05)
	1 Year	3 Year	5 Year
GAMCO Global Gold, Natural Resources & Income Trust by Gabelli NAV Total Return (b)	1.36%	4.70%	(5.12)%	4.98%
Investment Total Return (c)	1.82	2.56	(5.80)	3.70
CBOE S&P 500 Buy/Write Index	5.20	5.59	1.13	3.72
Philadelphia Gold & Silver Index	(8.33)	(0.53)	(0.91)	7.62
Barclays Government/Credit Bond Index	4.57	6.62	5.99	5.66
Amex Energy Select Sector Index	5.36	9.73	(0.20)	8.64

(a)    Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The CBOE S&P 500 Buy/Write Index is an unmanaged benchmark index designed to reflect the return on a portfolio that consists of a long position in the stocks in the S&P 500 Index and a short position in a S&P 500 (SPX) call option. The Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The Philadelphia Gold & Silver Index is an unmanaged indicator of stock market performance of large North American gold and silver companies, while the Amex Energy Select Sector Index is an unmanaged indicator of stock market performance of large U.S. companies involved in the development or production of energy products. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)    Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)    Total returns and average annual returns reflect changes in closing market values on the NYSE MKT and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2012:

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Long Positions
Metals and Mining	44.8%
Energy and Energy Services	37.3%
U.S. Government Obligations	17.9%

100.0%

Short Positions
Call Options Written	(2.1)%
Put Options Written	(0.7)%

(2.8)%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Schedule of Investments — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS — 81.6%
	Energy and Energy Services — 37.1%
450,000	Anadarko Petroleum Corp.(a)	$36,170,030	$33,439,500
269,500	Apache Corp.(a)	27,193,150	21,155,750
686,325	Baker Hughes Inc.(a)	34,375,302	28,029,513
1,305,000	BG Group plc	28,192,195	21,464,167
585,000	BP plc, ADR(a)	26,556,102	24,359,400
410,000	Cameron International Corp.†	24,343,936	23,148,600
750,000	Canadian Natural Resources Ltd.	24,848,070	21,652,500
500,000	Canadian Oil Sands Ltd.	11,677,736	10,138,735
110,000	Chevron Corp.	12,331,500	11,895,400
350,000	Cobalt International Energy Inc.†(a)	10,385,825	8,596,000
307,692	Comanche Energy Inc.†(b)(c)(d)	1,849,998	0
800,000	Denbury Resources Inc.†	12,850,320	12,960,000
255,000	Devon Energy Corp.(a)	15,992,682	13,270,200
100,000	EOG Resources Inc.	12,324,180	12,079,000
150,000	FMC Technologies Inc.†	6,391,558	6,424,500
400,000	Forest Oil Corp.†	5,279,480	2,676,000
666,600	Halliburton Co.(a)	22,683,091	23,124,354
240,000	Hess Corp.	14,487,819	12,710,400
530,000	Nabors Industries Ltd.†(a)	11,898,589	7,658,500
350,000	National Oilwell Varco Inc.	27,085,067	23,922,500
100,000	Newfield Exploration Co.†	4,078,770	2,678,000
231,800	Noble Energy Inc.	21,541,920	23,583,332
170,000	Occidental Petroleum Corp.	15,349,224	13,023,700
100,000	Oil States International Inc.†	7,280,614	7,154,000
507,000	Petroleo Brasileiro SA, ADR(a)	19,904,704	9,871,290
168,000	Royal Dutch Shell plc, Cl. A	6,023,874	5,791,128
250,000	Sasol Ltd., ADR	11,005,000	10,822,500
410,000	Schlumberger Ltd.	30,665,695	28,408,900
100,000	Spectra Energy Corp.	2,903,960	2,738,000
739,500	Suncor Energy Inc.(a)	24,445,400	24,388,710
1,500,000	Talisman Energy Inc.	26,884,553	16,995,000
600,000	The Williams Companies Inc.(a)	19,566,240	19,644,000
510,000	Total SA, ADR	27,650,772	26,525,100
223,200	Transocean Ltd.†(a)	12,597,456	9,965,880
300,000	Tullow Oil plc	6,577,663	6,145,325
1,235,500	Weatherford International Ltd.†(a)	24,316,953	13,825,245
175,000	Whiting Petroleum Corp.†	9,076,463	7,589,750

		636,785,891	547,854,879

	Metals and Mining — 44.5%
620,000	Agnico-Eagle Mines Ltd.	33,888,084	32,525,200
600,000	Alacer Gold Corp.†	4,426,389	3,136,624
160,000	Allied Nevada Gold Corp.†(a)	6,324,800	4,820,800
393,000	Anglo American plc	18,728,599	12,091,523

Shares		Cost	Market Value
1,053,500	AngloGold Ashanti Ltd., ADR(a)	$39,700,414	$33,048,295
700,000	Antofagasta plc	15,591,857	15,055,477
1,480,000	Barrick Gold Corp.(a)	61,784,416	51,814,800
176,100	BHP Billiton Ltd., ADR(a)	13,589,992	13,813,284
1,070,000	Centamin plc†	1,932,512	677,692
300,000	Compania de Minas Buenaventura SA, ADR	13,136,339	10,785,000
859,105	Comstock Mining Inc.†	1,683,049	1,958,759
250,000	Detour Gold Corp.†	6,689,602	6,255,655
1,100,000	Duluth Metals Ltd.†	2,601,986	2,731,477
3,100,000	Eldorado Gold Corp.(a)	45,421,073	39,891,425
407,400	Franco-Nevada Corp.	23,114,311	23,255,425
62,500	Franco-Nevada Corp.(d)	3,027,870	3,567,659
709,900	Freeport-McMoRan Copper & Gold Inc.(a)	29,493,641	24,278,580
538,500	Fresnillo plc.	5,832,997	16,157,014
2,858,400	Gold Fields Ltd., ADR(a)	39,995,058	35,701,416
100,000	Gold Resource Corp.	1,991,037	1,541,000
950,000	Goldcorp Inc.(a)	42,537,693	34,865,000
1,321,600	Harmony Gold Mining Co. Ltd., ADR(a)	13,786,639	11,841,536
1,779,700	Hochschild Mining plc.	10,118,158	14,010,018
195,000	Hummingbird Resources plc†	510,798	225,698
300,000	Iluka Resources Ltd.	2,837,763	2,810,057
2,115,500	Kinross Gold Corp., New York(a)	31,098,990	20,562,660
3,592	Kinross Gold Corp., Toronto(a)	68,647	34,884
635,000	Kirkland Lake Gold Inc.†	7,730,592	3,734,543
250,600	Lundin Mining Corp., OTC†(a)	2,134,634	1,290,590
1,400,000	Lundin Mining Corp., Toronto†(a)	9,916,584	7,206,193
375,000	Medusa Mining Ltd.	1,944,849	2,114,552
1,206,725	Newcrest Mining Ltd.(c)	36,661,130	28,490,777
724,500	Newmont Mining Corp.(a)	42,422,281	33,645,780
1,706,600	Osisko Mining Corp.†	14,361,751	13,725,545
511	PanAust Ltd.	2,148	1,772
211,300	Peabody Energy Corp.(a)	12,890,871	5,622,693
850,000	Perseus Mining Ltd.†(e)	2,832,874	1,879,964
250,000	Randgold Resources Ltd., ADR(a)	30,992,500	24,812,500
385,129	Red 5 Ltd.†	634,004	499,923
948,400	Red 5 Ltd., ASE†	1,523,719	1,231,087
466,000	Rio Tinto plc, ADR(a)	27,241,341	27,069,940
2,800,000	Romarco Minerals Inc.†	2,582,584	2,167,488
305,077	Royal Gold Inc.	27,438,999	24,805,811
3,000,000	Saracen Mineral Holdings Ltd.†	1,331,091	1,183,838
500,000	SEMAFO Inc.	3,145,726	1,719,111
1,060,000	Silver Lake Resources Ltd.†	3,200,984	3,654,527
120,000	Tahoe Resources Inc.†	2,150,289	2,195,637

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Schedule of Investments (Continued) — December 31, 2012

Shares			Cost	Market Value
		COMMON STOCKS (Continued)
		Metals and Mining (Continued)
640,581		Turquoise Hill Resources Ltd.†	$8,938,776	$4,874,821
484,097		Vale SA, ADR(a)	13,843,667	10,146,673
108,475		Vale SA, Cl. P, ADR	1,749,992	2,202,042
207,000		Witwatersrand Consolidated Gold Resources Ltd.†	1,645,433	512,769
1,008,305		Xstrata plc.	20,209,118	17,345,881
1,050,000		Yamana Gold Inc.(a)	20,072,080	18,070,500

			767,510,731	657,661,915

		TOTAL COMMON STOCKS	1,404,296,622	1,205,516,794

		RIGHTS — 0.0%
		Energy and Energy Services — 0.0%
3,800		CVR Energy Inc., expire 08/19/13(c)	0	190

		WARRANTS — 0.0%
		Energy and Energy Services — 0.0%
34,091		Comanche Energy Inc., Cl. A, expire 06/18/13†(b)(c)(d)	93,750	0
36,197		Comanche Energy Inc., Cl. B, expire 06/18/13†(b)(c)(d)	93,750	0
82,965		Comanche Energy Inc., Cl. C, expire 06/18/13†(b)(c)(d)	187,501	0

			375,001	0

		Metals and Mining — 0.0%
66,667		Duluth Metals Ltd., expire 01/18/13†(b)(c)(d)	0	0
87,500		Franco-Nevada Corp., expire 06/16/17†	0	778,501

			0	778,501

		TOTAL WARRANTS	375,001	778,501

Principal Amount
		CONVERTIBLE CORPORATE BONDS — 0.3%
		Metals and Mining — 0.3%
$2,800,000		Detour Gold Corp., Cv. 5.500%, 11/30/17	2,800,000	2,930,228
600,000		Kirkland Lake Gold Inc., Cv. 7.500%, 12/31/17(b)(c)(e)	611,154	553,433
1,500,000	(f)	Wesdome Gold Inc. 7.000%, 05/24/17 (b)(c)(e)	1,473,695	1,492,912

		TOTAL CONVERTIBLE CORPORATE BONDS	4,884,849	4,976,573

Principal Amount		Cost	Market Value
	CORPORATE BONDS — 0.2%
	Energy and Energy Services — 0.2%
$4,144,074	Comanche Energy Inc., PIK, 15.500%, 06/13/13†(b)(c)(d)	$4,078,465	$0
2,000,000	OGX Petroleo e Gas Participacoes SA, Ser. 144A, 8.500%, 06/01/18(e)	1,888,385	1,810,000
500,000	Tesoro Corp., 9.750%, 06/01/19	485,650	572,500

		6,452,500	2,382,500

	TOTAL CORPORATE BONDS	6,452,500	2,382,500

	U.S. GOVERNMENT OBLIGATIONS — 17.9%
264,344,000	U.S. Treasury Bills, 0.075% to 0.165%††, 01/10/13 to 06/27/13(g)	264,246,538	264,278,062

TOTAL INVESTMENTS — 100.0%		$1,680,255,510	1,477,932,620

CALL OPTIONS WRITTEN (Premiums received $42,579,747)			(30,440,015)
PUT OPTIONS WRITTEN (Premiums received $10,609,960)			(10,340,450)
Other Assets and Liabilities (Net)			(8,660,921)

PREFERRED STOCK (3,955,687 preferred shares outstanding)			(98,892,175)

NET ASSETS — COMMON STOCK (100,299,101 common shares outstanding)			$1,329,599,059

NET ASSET VALUE PER COMMON SHARE ($1,329,599,059 ÷ 100,299,101 shares outstanding)			$13.26

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Schedule of Investments (Continued) — December 31, 2012

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (h) — (2.8)%
	Call Options Written — (2.1)%
3,100	Agnico-Eagle Mines Ltd.	Feb. 13/52.50	$635,500
3,100	Agnico-Eagle Mines Ltd.	Apr. 13/55	840,100
3,000	Alacer Gold Corp.(i)	Apr. 13/6	414,698
3,000	Alacer Gold Corp.(i)	Apr. 13/8	28,652
1,600	Allied Nevada Gold Corp.	Jun. 13/38	153,952
4,500	Anadarko Petroleum Corp.	Feb. 13/77.50	951,750
393	Anglo American plc(j)	Mar. 13/2100	197,908
3,700	AngloGold Ashanti Ltd., ADR	Jan. 13/36	27,750
2,335	AngloGold Ashanti Ltd., ADR	Jan. 13/37	23,350
2,000	AngloGold Ashanti Ltd., ADR	Mar. 13/34	143,060
2,500	AngloGold Ashanti Ltd., ADR	Apr. 13/34	300,000
700	Antofagasta plc(j)	Mar. 13/1400	449,163
2,695	Apache Corp.	Jan. 13/92.50	8,085
4,363	Baker Hughes Inc.	Jan. 13/47	17,452
1,500	Baker Hughes Inc.	Jan. 13/48	1,500
1,000	Baker Hughes Inc.	Apr. 13/45	97,000
2,300	Barrick Gold Corp.	Jan. 13/38	20,700
1,000	Barrick Gold Corp.	Jan. 13/40	3,000
1,000	Barrick Gold Corp.	Jan. 13/41	4,000
5,000	Barrick Gold Corp.	Jan. 13/42	12,500
900	Barrick Gold Corp.	Apr. 13/36	135,900
4,600	Barrick Gold Corp.	Apr. 13/38	522,100
815	BG Group plc(j)	Jan. 13/1100	530,588
390	BG Group plc(j)	Jan. 13/1350	22,174
54	BG Group plc(j)	Feb. 13/1200	1,754
1,761	BHP Billiton Ltd., ADR	Feb. 13/70	1,571,693
2,000	BP plc, ADR	Apr. 13/40	524,000
950	BP plc, ADR	Apr. 13/43	121,600
2,900	BP plc, ADR	Apr. 13/44	258,100
4,100	Cameron International Corp.	Feb. 13/57.50	830,250
1,500	Canadian Natural Resources Ltd.	Jan. 13/31	18,750
500	Canadian Natural Resources Ltd.	Jan. 13/32	3,750
2,125	Canadian Natural Resources Ltd.	Feb. 13/31	90,313
2,125	Canadian Natural Resources Ltd.	Mar. 13/32	106,250
1,250	Canadian Natural Resources Ltd.	Mar. 13/33	37,500
5,000	Canadian Oil Sands Ltd.(i)	Jan. 13/21.50	17,593
1,100	Chevron Corp.	Mar. 13/110	231,000
1,000	Cobalt International Energy Inc.	Mar. 13/30	57,500
3,000	Compania de Minas Buenaventura SA, ADR	Mar. 13/38	292,500
4,000	Denbury Resources Inc.	Mar. 13/16	450,000
4,000	Denbury Resources Inc.	Mar. 13/17	270,000
2,500	Detour Gold Corp.(i)	Jan. 13/26	113,099

Number of Contracts		Expiration Date/ Exercise Price	Market Value
700	Devon Energy Corp.	Jan. 13/62.50	$2,800
4,000	Eldorado Gold Corp.(i)	Feb. 13/14	104,554
4,000	Eldorado Gold Corp.(i)	Feb. 13/15	50,266
23,000	Eldorado Gold Corp.(i)	Feb. 13/16	138,735
1,000	EOG Resources Inc.	Jan. 13/120	330,000
1,500	FMC Technologies Inc.	Jan. 13/45	30,000
4,000	Forest Oil Corp.	Feb. 13/8	80,000
4,100	Franco-Nevada Corp.(i)	Jan. 13/54	1,298,381
599	Franco-Nevada Corp.(i)	Jan. 13/56	105,384
2,000	Freeport-McMoRan Copper & Gold Inc.	Feb. 13/33	394,000
1,000	Freeport-McMoRan Copper & Gold Inc.	Feb. 13/36	70,000
4,099	Freeport-McMoRan Copper & Gold Inc.	Feb. 13/41	28,693
3,000	Glencore International plc(j)	Mar. 13/380	268,036
20,474	Gold Fields Ltd., ADR	Jan. 13/14	51,185
8,110	Gold Fields Ltd., ADR	Apr. 13/14	239,245
1,000	Gold Resource Corp.	Mar. 13/17.50	42,000
3,500	Goldcorp Inc.	Jan. 13/47	10,500
4,400	Goldcorp Inc.	Apr. 13/40	668,800
1,600	Goldcorp Inc.	Apr. 13/42	136,000
6,666	Halliburton Co.	Jan. 13/35	453,288
5,000	Harmony Gold Mining Co. Ltd., ADR	Jan. 13/9	145,000
5,200	Harmony Gold Mining Co. Ltd., ADR	Feb. 13/9	286,000
3,016	Harmony Gold Mining Co. Ltd., ADR	May 13/10	165,880
1,700	Hess Corp.	Jan. 13/52.50	292,400
700	Hess Corp.	Feb. 13/55	88,200
1,500	Iluka Resources Ltd.(k)	Jan. 13/10.25	7,010
1,500	Iluka Resources Ltd.(k)	Jan. 13/10.50	4,284
8,691	Kinross Gold Corp.	Jan. 13/10	156,438
12,500	Kinross Gold Corp.	Feb. 13/11	212,500
3,000	Kirkland Lake Gold Inc.(i)	Jan. 13/10	15,080
1,000	Kirkland Lake Gold Inc.(i)	Jan. 13/14	4,021
2,350	Kirkland Lake Gold Inc.(i)	Apr. 13/12	11,813
11,506	Lundin Mining Corp.(i)	Apr. 13/6	144,591
5,300	Nabors Industries Ltd.	Mar. 13/16	283,550
1,000	National Oilwell Varco Inc.	Feb. 13/75	80,000
2,500	National Oilwell Varco Inc.	Feb. 13/77.50	82,500
1,000	Newfield Exploration Co.	Jan. 13/35	5,000
2,000	Newmont Mining Corp.	Jan. 13/55	12,000
4,245	Newmont Mining Corp.	Mar. 13/48	781,080
1,000	Newmont Mining Corp.	Mar. 13/50	93,000
1,159	Noble Energy Inc.	Jan. 13/92.50	1,101,050
1,159	Noble Energy Inc.	Feb. 13/92.50	1,159,000
950	Occidental Petroleum Corp.	Feb. 13/80	117,800
500	Occidental Petroleum Corp.	Feb. 13/87.50	9,000
250	Occidental Petroleum Corp.	May 13/85	41,250

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Schedule of Investments (Continued) — December 31, 2012

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (h) (Continued)
	Call Options Written (Continued)
1,000	Oil States International Inc.	Mar. 13/75	$277,500
6,000	Osisko Mining Corp.(i)	Jan. 13/9	75,400
7,400	Osisko Mining Corp.(i)	Jan. 13/10	22,318
2,113	Peabody Energy Corp.	Mar. 13/29	226,091
1,250	Randgold Resources Ltd., ADR	Jan. 13/125	10,000
1,250	Randgold Resources Ltd., ADR	Mar. 13/110	318,750
4,000	Rio Tinto plc, ADR	Jan. 13/55	1,480,000
660	Rio Tinto plc, ADR	Apr. 13/52.50	437,580
168	Royal Dutch Shell plc, Cl. A(j)	Mar. 13/2200	45,712
400	Royal Gold Inc.	Jan. 13/87.50	18,000
2,651	Royal Gold Inc.	Apr. 13/85	1,086,910
2,500	Sasol Ltd., ADR	Mar. 13/45	400,000
2,050	Schlumberger Ltd.	Jan. 13/75	28,700
1,025	Schlumberger Ltd.	Feb. 13/70	183,475
1,025	Schlumberger Ltd.	Feb. 13/72.50	131,200
3,695	Suncor Energy Inc.	Jan. 13/35	51,730
3,700	Suncor Energy Inc.	Mar. 13/36	173,900
1,200	Tahoe Resources Inc.(i)	Apr. 13/21	114,607
10,000	Talisman Energy Inc.	Jan. 13/14	50,000
5,000	Talisman Energy Inc.	Jul. 13/12	437,500
6,000	The Williams Companies Inc.	Feb. 13/32	750,000
2,000	Total SA, ADR	Jan. 13/50	475,000
3,100	Total SA, ADR	Feb. 13/50	875,750
1,232	Transocean Ltd.	Jan. 13/50	8,624
1,000	Transocean Ltd.	Feb. 13/50	38,000
300	Tullow Oil plc(j)	Jun. 13/1400	202,245
6,405	Turquoise Hill Resources Ltd.	Mar. 13/9	96,075
4,570	Vale SA, ADR	Mar. 13/20	735,770
12,355	Weatherford International Ltd.	Feb. 13/13	259,455
1,750	Whiting Petroleum Corp.	Mar. 13/49	210,000
3,500	Yamana Gold Inc.	Jan. 13/19	24,500
5,250	Yamana Gold Inc.	Apr. 13/17	753,375
1,750	Yamana Gold Inc.	Apr. 13/19	105,000

	TOTAL CALL OPTIONS WRITTEN (Premiums received $42,579,747)		30,440,015

	Put Options Written — (0.7)%
1,500	Agnico-Eagle Mines Ltd.	Apr. 13/45	189,000
750	Apache Corp.	Jan. 13/85	510,000
850	Apache Corp.	Apr. 13/70	155,975
1,500	Barrick Gold Corp.	Jan. 13/36	214,500
1,000	BHP Billiton Ltd., ADR	Feb. 13/65	22,000
1,200	Canadian Natural Resources Ltd.	Jan. 13/30	174,000

Number of Contracts		Expiration Date/ Exercise Price	Market Value
1,500	Canadian Natural Resources Ltd.	Mar. 13/26	$90,000
1,000	Canadian Natural Resources Ltd.	Mar. 13/28	125,000
3,500	Cheniere Energy Inc.	Jun. 13/16	350,000
4,000	Cobalt International Energy Inc.	Jan. 13/20	36,000
2,500	Cobalt International Energy Inc.	Mar. 13/22.50	318,750
3,000	Cobalt International Energy Inc.	Apr. 13/20	262,500
2,000	Devon Energy Corp.	Jan. 13/57.50	1,100,000
2,000	Encana Corp.	Apr. 13/20	320,000
1,200	EOG Resources Inc.	Jan. 13/105	49,200
2,500	Goldcorp Inc.	Jan. 13/38	460,000
2,000	Goldcorp Inc.	Apr. 13/33	256,000
500	Halliburton Co.	Jan. 13/29	4,500
500	Halliburton Co.	Jan. 13/30	8,000
1,000	Hess Corp.	Feb. 13/45	73,000
2,500	Marathon Petroleum Corp.	Jan. 13/50	31,250
900	National Oilwell Varco Inc.	Feb. 13/67.50	333,000
1,000	Newmont Mining Corp.	Jan. 13/52.50	600,000
1,800	Noble Energy Inc.	Mar. 13/32	158,400
750	Occidental Petroleum Corp.	May 13/70	206,625
2,000	Petroleo Brasileiro SA, ADR	Apr. 13/17	124,000
600	Pioneer Natural Resources Co.	Mar. 13/95	184,500
1,500	Randgold Resources Ltd., ADR	Jan. 13/105	1,012,500
500	Randgold Resources Ltd., ADR	Mar. 13/105	482,500
650	Rio Tinto plc, ADR	Jan. 13/45	3,250
3,000	Rowan Companies plc	Jan. 13/32	360,000
1,500	Royal Gold Inc.	Jan. 13/85	712,500
2,000	Sasol Ltd., ADR	Jun. 13/40	380,000
500	Schlumberger Ltd.	Mar. 13/65	97,500
1,000	Suncor Energy Inc.	Jan. 13/30	14,500
2,000	The Williams Companies Inc.	May 13/30	232,000
1,300	Whiting Petroleum Corp.	Mar. 13/40	227,500
7,000	Yamana Gold Inc.	Jan. 13/17.50	462,000

	TOTAL PUT OPTIONS WRITTEN (Premiums received $10,609,960)		10,340,450

	TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received $53,189,707)		$40,780,465

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Schedule of Investments (Continued) — December 31, 2012

(a)	Securities, or a portion thereof, with a value of $293,244,352 were deposited with the broker as collateral for options written.

(b)	Illiquid security.

(c)

Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2012, the market value of fair valued securities amounted to $30,537,312 or 2.07% of total investments.

(d)

At December 31, 2012, the Fund held investments in restricted securities amounting to $3,567,659 or 0.24% of total investments, which were valued under methods approved by the Board of Trustees as follows:

Acquisition Shares/ Principal Amount	Issuer	Acquisition Date	Acquisition Cost	12/31/12 Carrying Value Per Unit
307,692	Comanche Energy Inc	06/17/08	$1,849,998	—
62,500	Franco-Nevada Corp	08/01/12	3,027,870	$57.0825
34,091	Comanche Energy Inc., Cl. A Warrants expire 06/18/13	06/17/08	93,750	—
36,197	Comanche Energy Inc., Cl. B Warrants expire 06/18/13	06/17/08	93,750	—
82,965	Comanche Energy Inc., Cl. C Warrants expire 06/18/13	06/17/08	187,501	—
66,667	Duluth Metals Ltd., Warrants expire 01/18/13	08/19/11	—	—
$4,144,074	Comanche Energy Inc., PIK, 15.500%, 06/13/13	06/17/08	4,078,465	—

(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the market value of Rule 144A securities amounted to $5,736,309 or 0.39% of total investments.

(f)	Principal amount denoted in Canadian Dollars.

(g)	At December 31, 2012, $232,440,000 of the principal amount was pledged as collateral for options written.

(h)	At December 31, 2012, the Fund had entered into over-the-counter Option Contracts Written with Pershing LLC, Morgan Stanley and Goldman Sachs.

(i)	Exercise price denoted in Canadian dollars.

(j)	Exercise price denoted in British pence.

(k)	Exercise price denoted in Australian dollars.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

PIK	Payment-in-kind

Geographic Diversification	%of Total Investments	Market Value
Long Positions
North America	71.2%	$1,052,330,830
Europe	14.8	219,364,973
South Africa	6.2	91,926,516
Latin America	4.0	58,630,519
Asia/Pacific	3.8	55,679,782

Total Investments	100.0%	$1,477,932,620

Short Positions
North America	(2.0)%	$(29,251,720)
Europe	(0.5)	(7,135,339)
South Africa	(0.2)	(2,110,370)
Asia/Pacific	(0.1)	(1,582,986)
Latin America	(0.0)	(700,050)

Total Investments	(2.8)%	$(40,780,465)

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (cost $1,680,255,510)	$1,477,932,620
Foreign currency, at value (cost $6,808,403)	6,796,647
Cash	410,275
Deposit at brokers	6,059,881
Receivable for investments sold	615,832
Dividends and interest receivable	674,441
Prepaid expense	34,799
Deferred offering expense	2,382

Total Assets	1,492,526,877

Liabilities:
Call options written (premiums received $42,579,747)	30,440,015
Put options written (premiums received $10,609,960)	10,340,450
Distributions payable	109,193
Payable for investments purchased	21,448,399
Payable for investment advisory fees	1,199,825
Payable for payroll expenses	75,407
Payable for accounting fees	3,750
Other accrued expenses	418,604

Total Liabilities	64,035,643

Preferred Shares:
Series A Cumulative Preferred Shares (6.625%, $25 liquidation value, $0.001 par value, 4,000,000 shares authorized with 3,955,687 shares issued and outstanding)	98,892,175

Net Assets Attributable to Common Shareholders	$1,329,599,059

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$1,559,717,379
Accumulated distributions in excess of net investment income	(4,232,625)
Accumulated net realized loss on investments, written options, and foreign currency transactions	(35,960,095)
Net unrealized depreciation on investments	(202,322,890)
Net unrealized appreciation on written options	12,409,242
Net unrealized depreciation on foreign currency translations	(11,952)

Net Assets	$1,329,599,059

Net Asset Value per Common Share:
($1,329,599,059 ÷ 100,299,101 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$13.26

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $1,223,659)	$17,796,375
Interest	965,544

Total Investment Income	18,761,919

Expenses:
Investment advisory fees	13,127,763
Shareholder communications expenses	584,259
Trustees’ fees	223,395
Payroll expenses	186,688
Legal and audit fees	146,486
Custodian fees	122,014
Offering expense for issuance of common shares	114,456
Accounting fees	45,000
Shareholder services fees	28,729
Interest expense	102
Miscellaneous expenses	150,941

Total Expenses	14,729,833

Net Investment Income	4,032,086

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency:
Net realized gain on investments	19,013,497
Net realized gain on written options	87,514,149
Net realized loss on foreign currency transactions	(885,281)

Net realized gain on investments, written options, and foreign currency transactions	105,642,365

Net change in unrealized appreciation/ depreciation:
on investments	(94,179,583)
on written options	1,784,708
on foreign currency translations	(14,284)

Net change in unrealized appreciation/ depreciation on investments, written options, and foreign currency translations	(92,409,159)

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency	13,233,206

Net Increase in Net Assets Resulting from Operations	17,265,292

Total Distributions to Preferred Shareholders	(6,569,805)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$10,695,487

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Statement of Changes in Net Assets Attributable to Common Shareholders

	For the Year Ended December 31,
	2012	2011
Operations:
Net investment income	$4,032,086	$1,768,830
Net realized gain on investments, written options, and foreign currency transactions	105,642,365	111,017,527
Net change in unrealized depreciation on investments, written options, and foreign currency translations	(92,409,159)	(240,029,895)

Net Increase/(Decrease) in Net Assets Resulting from Operations	17,265,292	(127,243,538)

Distributions to Preferred Shareholders:
Net investment income	(98,207)	(361,340)
Net realized short-term gain	(5,588,930)	(4,995,736)
Net realized long-term gain	(882,668)	(1,194,531)

Total Distributions to Preferred Shareholders	(6,569,805)	(6,551,607)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	10,695,487	(133,795,145)

Distributions to Common Shareholders:
Net investment income	(1,788,552)	(5,809,261)
Net realized short-term gain	(101,785,366)	(80,316,354)
Net realized long-term gain	(16,075,107)	(19,204,452)
Return of capital	(20,768,374)	(3,369,928)

Total Distributions to Common Shareholders	(140,417,399)	(108,699,995)

Fund Share Transactions:
Net increase in net assets from common shares issued in offering	342,349,325	317,451,924
Net increase in net assets from common shares issued upon reinvestment of distributions	9,844,212	11,816,926

Net Increase in Net Assets from Fund Share Transactions	352,193,537	329,268,850

Net Increase in Net Assets Attributable to Common Shareholders	222,471,625	86,773,710

Net Assets Attributable to Common Shareholders:
Beginning of period	1,107,127,434	1,020,353,724

End of period (including undistributed net investment income of $0 and $0, respectively)	$1,329,599,059	$1,107,127,434

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,
	2012		2011		2010	2009	2008
Operating Performance:
Net asset value, beginning of period	$14.70		$18.25		$15.91	$10.39	$29.48

Net investment income/(loss)	0.11		0.11		0.17	0.12	0.10
Net realized and unrealized gain/(loss) on investments, swap contracts, written options, and foreign currency transactions	(0.01)		(2.00)		3.61	7.06	(17.18)

Total from investment operations	0.10		(1.89)		3.78	7.18	(17.08)

Distributions to Preferred Shareholders: (a)
Net investment income	(0.00	)(b)	(0.00	)(b)	(0.03)	(0.11)	(0.08)
Net realized gain	(0.07)		(0.10)		(0.12)	(0.18)	(0.28)

Total distributions to preferred shareholders	(0.07)		(0.10)		(0.15)	(0.29)	(0.36)

Distributions to Common Shareholders:
Net investment income	(0.02)		(0.09)		(0.31)	(0.26)	(0.13)
Net realized gain	(1.36)		(1.54)		(1.37)	(0.45)	(0.48)
Return of capital	(0.24)		(0.05)		—	(0.97)	(1.07)

Total distributions to common shareholders	(1.62)		(1.68)		(1.68)	(1.68)	(1.68)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.15		0.12		0.39	0.31	0.01
Increase in net asset value from repurchases of preferred shares	—		—		—	0.00 (b)	0.01
Offering costs for preferred shares charged to paid-in capital	—		—		—	—	0.01

Total Fund share transactions	0.15		0.12		0.39	0.31	0.03

Net Asset Value, End of Period	$13.26		$14.70		$18.25	$15.91	$10.39

NAV total return †	1.36%		(11.00)%		27.25%	74.36%	(61.59)%

Market value, end of period	$12.80		$14.11		$19.27	$16.34	$13.10

Investment total return ††	1.82%		(18.98)%		30.77%	40.14%	(50.94)%

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,
	2012	2011	2010	2009	2008
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$1,428,491	$1,206,020	$1,119,246	$620,047	$289,046
Net assets attributable to common shares, end of period (in 000’s)	$1,329,599	$1,107,127	$1,020,354	$521,155	$190,109
Ratio of net investment income/(loss) to average net assets attributable to common shares	0.33%	0.16%	0.41%	1.44%	0.39%
Ratio of operating expenses to average net assets attributable to common shares (c)	1.22%	1.27%	1.33%	1.78%	1.69%
Ratio of operating expenses to average net assets including liquidation value of preferred shares (c)	1.12%	1.16%	1.17%	1.35%	1.37%
Portfolio turnover rate	47.4%	66.4%	51.5%	61.0%	41.5%
Preferred Shares:
6.625% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$98,892	$98,892	$98,892	$98,892	$98,937
Total shares outstanding (in 000’s)	3,956	3,956	3,956	3,956	3,957
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (d)	$25.79	$26.10	$26.01	$24.60	$24.10
Asset coverage per share	$361.12	$304.88	$282.95	$156.75	$73.04
Asset coverage	1,444%	1,220%	1,132%	627%	292%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense during the year ended December 31, 2008. If interest expense had not been incurred, the ratio of operating expenses to average net assets attributable to common shares would have been 1.54% for 2008, the ratio of operating expenses to average net assets including liquidation value of preferred shares would have been 1.25%. For the years ended December 31, 2012, 2011, 2010, and 2009, the effect of interest expense was minimal.

(d)	Based on weekly prices.

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements

1. Organization. GAMCO Global Gold, Natural Resources & Income Trust by Gabelli (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on January 4, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on March 31, 2005.

The Fund’s primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. The Fund will attempt to achieve its objectives, under normal market conditions, by investing 80% of its assets in equity securities of companies principally engaged in the gold and natural resources industries. As part of its investment strategy, the Fund intends to earn income through an option strategy of writing (selling) covered call options on equity securities in its portfolio. The Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution, or trading of gold, or the financing, managing and controlling, or operating of companies engaged in “gold related” activities (“Gold Companies”). In addition, the Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production, or distribution of natural resources, such as gas and oil, paper, food and agriculture, forestry products, metals, and minerals as well as related transportation companies and equipment manufacturers (“Natural Resources Companies”). The Fund may invest in the securities of companies located anywhere in the world.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Continued)

does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Other Significant Unobservable Inputs	Total Market Value at 12/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Energy Services	$547,854,879	—	$ 0	$ 547,854,879
Metals and Mining	629,171,138	$ 28,490,777	—	657,661,915
Total Common Stocks	1,177,026,017	28,490,777	0	1,205,516,794
Rights(a)	—	—	190	190
Warrants:
Energy and Energy Services	—	—	0	0
Metals and Mining	778,501	—	0	778,501
Total Warrants	778,501	—	0	778,501
Convertible Corporate Bonds	—	4,976,573	—	4,976,573
Corporate Bonds	—	2,382,500	0	2,382,500
U.S. Government Obligations	—	264,278,062	—	264,278,062
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,177,804,518	$300,127,912	$190	$1,477,932,620

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Other Significant Unobservable Inputs	Total Market Value at 12/31/12
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
EQUITY CONTRACTS:
Call Options Written	$(17,630,019)	$(12,809,996)	—	$(30,440,015)
Put Options Written	(4,498,650)	(5,841,800)	—	(10,340,450)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(22,128,669)	$(18,651,796)	—	$(40,780,465)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended December 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Continued)

contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

    Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. During the year ended December 31, 2012, the Fund held no investments in equity contract for difference swap agreements.

    Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Continued)

price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at December 31, 2012 are reflected within the Schedule of Investments.

The Fund’s volume of activity in equity options contracts during the year ended December 31, 2012 had an average monthly market value of approximately $40,863,845. Please refer to Note 4 for option activity during the year ended December 31, 2012.

As of December 31, 2012, the value of equity option positions can be found in the Statement of Assets and Liabilities under Liabilities, Call options written and Put options written. For the year ended December 31, 2012, the effect of equity option positions can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency, Net realized gain on written options and Net change in unrealized appreciation/depreciation on written options.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. Due to the recent amendments to Rule 4.5 under the CEA, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Continued)

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2012, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Continued)

overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to tax treatment of currency gains and losses, reclassification of passive foreign investment companies capital gain, disallowed expenses, and sale adjustments on investments no longer considered passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2012, reclassifications were made to decrease accumulated distributions in excess of net investment income by $2,400,752 and increase accumulated net realized loss on investments, written options, and foreign currency transactions by $2,146,116, with an offsetting adjustment to paid-in capital.

Distributions to shareholders of the Fund’s 6.625% Series A Cumulative Preferred Shares (“Series A Preferred”) are accrued on a daily basis.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$103,573,918	$5,687,137	$86,125,615	$5,357,076
Net long-term capital gains	16,075,107	882,668	19,204,452	1,194,531
Return of capital	20,768,374	—	3,369,928	—

Total distributions paid	$140,417,399	$6,569,805	$108,699,995	$6,551,607

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Continued)

As of December 31, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized depreciation on investments, written options, and foreign currency translations	$(227,647,916)
Qualified late year loss deferral*	(2,361,211)
Other temporary differences**	(109,193)

Total	$(230,118,320)

*

Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended December 31, 2012, the Fund elected to defer $2,361,211 of late year long-term capital losses.

**	Other temporary differences are primarily due to adjustments on preferred share class distribution payables.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2012, the differences between book basis and tax basis appreciation/depreciation were primarily due to deferral of wash sales for tax purposes, cumulative mark-to-market adjustments on passive foreign investment companies, straddle loss deferral, and investments no longer considered passive foreign investment companies.

The following summarizes the tax cost of investments, written options, and the related net unrealized depreciation at December 31, 2012:

	Cost/ Premiums	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$1,717,977,826	$21,884,462	$(261,929,668)	$(240,045,206)
Written options	(53,189,707)	22,400,471	(9,991,229)	12,409,242

		$44,284,933	$(271,920,897)	$(227,635,964)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2009 through December 31, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Continued)

Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2012, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2012, the Fund paid or accrued $186,688 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2012, other than short-term securities and U.S. Government obligations, aggregated $893,981,160 and $526,225,364, respectively.

Written options activity for the Fund for the year ended December 31, 2012 was as follows:

	Number of Contracts	Premiums
Options outstanding at December 31, 2011	241,376	$34,990,879
Options written	2,649,084	175,121,956
Options repurchased	(394,731)	(51,152,922)
Options expired	(702,771)	(78,741,591)
Options exercised	(1,349,329)	(27,028,615)

Options outstanding at December 31, 2012	443,629	$53,189,707

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares in the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2012 and the year ended December 31, 2011, the Fund did not repurchase any shares of beneficial interest.

The Fund filed a third shelf offering with the SEC that was effective February 3, 2011, enabling the Fund to offer $750,000,000 additional common and preferred shares. The Fund filed a second $350,000,000 shelf offering with the SEC that was effective February 10, 2010, enabling the Fund to offer additional common and preferred shares. The first $350,000,000 shelf offering became effective September 24, 2007. This shelf offering also gave the Fund the ability to offer additional common and preferred shares.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Continued)

On October 16, 2007, the Fund completed the placement of $100 million of Series A Preferred. The Fund received net proceeds of $96,450,000 (after underwriting discounts of $3,150,000 and offering expenses of $400,000) from the public offering of 4,000,000 shares of Series A Preferred. The Series A Preferred is senior to the common shares and results in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Series A Preferred are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Series A Preferred. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A Preferred at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet the requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Fund, at its option, may redeem the Series A Preferred in whole or in part at the redemption price. The Board has authorized the repurchase of the Series A Preferred in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2012, the Fund did not repurchase any shares of Series A Preferred. At December 31, 2012, 3,955,687 Series A Preferred were outstanding and accrued dividends amounted to $109,193.

The following table summarizes the data relating to the “at the market” offering of the Fund’s common shares:

Year	Shares Issued	Net Proceeds	Sales Manager Commissions	Offering Expenses	Net Proceeds in Excess of NAV
2012	24,262,186	$342,349,325	$3,022,059	$114,456	$12,795,059
2011	18,712,456	317,451,924	3,206,585	336,311	7,892,843

As of December 31, 2012, after considering the issuance of the common shares, the Fund has approximately $93 million available for issuance under the current shelf offering.

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Shares issued pursuant to shelf offerings	24,262,186	$342,349,325	18,712,456	$317,451,924
Net increase from shares issued upon reinvestment of distributions	700,466	9,844,212	712,143	11,816,926

Total	24,962,652	$352,193,537	19,424,599	$329,268,850

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Continued)

one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

GAMCO Global Gold, Natural Resources Income Trust by Gabelli:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GAMCO Global Gold, Natural Resources & Income Trust by Gabelli, formerly Gabelli Global Gold, Natural Resources & Income Trust (hereafter referred to as the “Trust”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2013

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to GAMCO Global Gold, Natural Resources & Income Trust by Gabelli at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEE:

Salvatore M. Salibello[3] Trustee Age: 67	Since 2005***	3	Certified Public Accountant and Former Managing Partner of the public accounting firm Salibello & Broder LLP (1978-2012); Partner of BDO USA, LLP since 2012	Director of Kid Brands, Inc. (group of companies in infant and juvenile products) and until September 2007, Director of Brooklyn Federal Bank Corp., Inc. (independent community bank)

INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita Trustee Age: 77	Since 2005**	35	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 74	Since 2005***	19	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008

Mario d’Urso Trustee Age: 72	Since 2005*	5	Chairman of Mittel Capital Markets S.p.A., since 2001; Senator in the Italian Parliament (1996-2001)	—

Vincent D. Enright Trustee Age: 69	Since 2005*	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of the LGL Group, Inc., and Director of Aphton Corporation (pharmaceuticals) until September 2006

Frank J. Fahrenkopf, Jr. Trustee Age: 73	Since 2005**	7	President and Chief Executive Officer of the American Gaming Association; Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)

Michael J. Melarkey Trustee Age: 63	Since 2005*	5	Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie	Director of Southwest Gas Corporation (natural gas utility)

Anthonie C. van Ekris Trustee Age: 78	Since 2005***	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Trustee Age: 67	Since 2005**	29	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2009) of E-Corp English (business services)	Chairman of Harbor BioSciences, Inc. (biotechnology); Director of Trans-Lux Corporation (business services); Chairman of Bion Environmental Technologies (technology)

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President and Acting Chief Compliance Officer Age: 61	Since 2005 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988;
Officer of all of the registered investment companies in the Gabelli/GAMCO Funds
Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc.
2008 - 2010; President of Teton Advisors, Inc. 1998 - 2008; Senior Vice President of
GAMCO Investors, Inc. since 2008.

Agnes Mullady Treasurer and Secretary Age: 54	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC
since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice
President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Carter W. Austin Vice President Age: 46	Since 2005	Vice President and/or Ombudsman of other closed-end funds within the Gabelli/GAMCO Funds Complex; Vice President of Gabelli Funds, LLC since 1996

Molly A.F. Marion Vice President and Ombudsman Age: 58	Since 2005	Vice President and/or Ombudsman of other closed-end funds within the Gabelli/GAMCO Funds complex

Laurissa M. Martire Vice President and Ombudsman Age: 36	Since 2010	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex

David I. Schachter Vice President Age: 59	Since 2011	Vice President and/or Ombudsman of other closed-end funds within the Gabelli/GAMCO Funds Complex; Vice President of Gabelli & Company, Inc. since 1999

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	–	Term expires at the Fund’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	–	Term expires at the Fund’s 2014 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	–	Term expires at the Fund’s 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Salibello is an “interested person” as a result of a family member’s affiliation with the Adviser.
[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

INCOME TAX INFORMATION (Unaudited)

December 31, 2012

Cash Dividends and Distributions

	Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income (a)(d)	Long-Term Capital Gains (a)	Return of Capital (b)	Foreign Tax Credit (d)	Dividend Reinvestment Price
Common Stock
	01/24/12	01/17/12	$0.14000	$0.12173	—	$0.01954	$(0.00127)	$15.37000
	02/22/12	02/14/12	0.14000	0.12173	—	0.01954	(0.00127)	16.04000
	03/23/12	03/16/12	0.14000	0.12173	—	0.01954	(0.00127)	15.22850
	04/23/12	04/16/12	0.14000	0.12173	—	0.01954	(0.00127)	15.01000
	05/23/12	05/16/12	0.14000	0.12173	—	0.01954	(0.00127)	13.27150
	06/22/12	06/15/12	0.14000	0.12173	—	0.01954	(0.00127)	12.81550
	07/24/12	07/17/12	0.14000	0.12173	—	0.01954	(0.00127)	12.61000
	08/24/12	08/17/12	0.14000	0.12173	—	0.01954	(0.00127)	13.70000
	09/21/12	09/14/12	0.14000	0.12173	—	0.01954	(0.00127)	14.22000
	10/24/12	10/17/12	0.12000	0.10433	—	0.01676	(0.00109)	13.63000
	11/23/12	11/15/12	0.12000	0.02327	$0.08021	0.01676	(0.00024)	13.46000
	12/20/12	12/14/12	0.12000	0.02327	0.08021	0.01676	(0.00024)	12.84870

			$1.62000	$1.24644	$0.16042	$0.22614	$(0.01300)
6.625% Series A Cumulative Preferred Stock
	03/26/12	03/19/12	$0.41406	$0.41844	—		$(0.00438)
	06/26/12	06/19/12	0.41406	0.41844	—		(0.00438)
	09/26/12	09/19/12	0.41406	0.41844	—		(0.00438)
	12/26/12	12/18/12	0.41406	0.19560	$0.22051		(0.00205)

			$1.65624	$1.45091	$0.22051		$(0.01518)

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2012 tax returns. Ordinary distributions include net investment income, realized net short-term capital gains and foreign tax paid. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

The long-term gain distributions for the fiscal year ended December 31, 2012 were $16,957,775, or the maximum amount.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2012, the Fund paid to common and 6.625% Series A Cumulative Preferred shareholders ordinary income dividends of $1.2538 and $1.4487 per share, respectively. For 2012, 0.28% of the ordinary dividend qualified for the dividend received deduction available to corporations, 1.49% of the ordinary income distribution was deemed qualified dividend income, and 0.79% of ordinary income distribution was qualified interest income, and 98.29% of the ordinary distribution was qualified short-term capital gain. The percentage of ordinary income dividends paid by the Fund during 2012 derived from U.S. Government securities was 0.05%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2012. The percentage of U.S. Government securities held as of December 31, 2012 was 18.5%.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2012

Historical Distribution Summary

	Investment Income (c)(d)	Short-Term Capital Gains (c)	Long-Term Capital Gains	Return of Capital (b)	Foreign Tax Credit (d)	Total Distributions (a)	Adjustment to Cost Basis
Common Stock
2012	$0.04689	$1.19955	$0.16042	$0.22614	$(0.01300)	$1.62000	$0.22614
2011	0.09570	1.28230	0.26120	0.04080		1.68000	0.04080
2010	0.34100	1.11480	0.22420	—		1.68000	—
2009	0.25914	0.28117	0.12228	1.01741		1.68000	1.01741
2008	0.11760	—	0.39240	1.17000		1.68000	1.17000
2007	0.14980	0.98430	0.79590	—		1.93000	—
2006	—	1.45430	0.28570	—		1.74000	—
2005	0.08460	1.07540	—	—		1.16000	—
6.625% Series A Cumulative Preferred Stock
2012	$0.05465	$1.39626	$0.22051	—	$(0.01518)	$1.65625	—
2011	0.09204	1.26428	0.29993	—		1.65625	—
2010	0.32400	1.06004	0.27222	—		1.65625	—
2009	0.60224	0.65354	0.40047	—		1.65625	—
2008	0.38281	—	1.27344	—		1.65625	—
2007	0.01987	0.09151	0.21527	—		0.32665	—

(a)	Total amounts may differ due to rounding.
(b)	Non-taxable.
(c)	Taxable as ordinary income for Federal tax purposes.
(d)	Per share ordinary investment income and investment income are grossed up for the foreign tax credit.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

This Fund intends to generate current income from short-term gains primarily through its strategy of writing (selling) covered call options on the equity securities in its portfolio. Because of its primary strategy the Fund forgoes the opportunity to participate fully in the appreciation of the underlying equity security above the exercise price of the option. It also is subject to the risk of depreciation of the underlying equity security in excess of the premium received.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of GAMCO Global Gold, Natural Resources & Income Trust by Gabelli (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact AST at (888) 422-3262.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

AND YOUR PERSONAL PRIVACY

Who are we?

The GAMCO Global Gold, Natural Resources & Income Trust by Gabelli (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

• Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

• Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

Investment Objective:

The GAMCO Global Gold, Natural Resources & Income Trust by Gabelli is a non-diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of current income from interest, dividends, and option premiums. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. Under normal market conditions, the Fund will attempt to achieve its objectives by investing at least 80% of its assets in equity securities of companies principally engaged in the gold industry and the natural resources industries.

Stock Exchange Listing

	Common	Series A Preferred
NYSE MKT–Symbol:	GGN	GGN PrA
Shares Outstanding:	100,299,101	3,955,687

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGNX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

GAMCO GLOBAL GOLD, NATURAL RESOURCES

& INCOME TRUST BY GABELLI

One Corporate Center,

Rye, NY 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e info@gabelli.com

   GABELLI.COM

TRUSTEES

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director

& Chief Investment Officer,

Financial Security

Assurance Holdings Ltd.

Mario d’Urso

Former Italian Senator

Vincent D. Enright

Former Senior Vice

President & Chief Financial

Officer, KeySpan Corp.

Frank J. Fahrenkopf, Jr.

President & Chief

Executive Officer,

American Gaming

Association

Michael J. Melarkey

Partner,

Avansino, Melarkey,

Knobel, Mulligan &

McKenzie

Salvatore M. Salibello, CPA

Partner,

BDO Seidman, LLP

Anthonie C. van Ekris

Chairman, BALMAC

International, Inc.

Salvatore J. Zizza

Chairman, Zizza &

Associates Corp.

OFFICERS

Bruce N. Alpert

President & Acting Chief

Compliance Officer

Agnes Mullady

Treasurer & Secretary

Carter W. Austin

Vice President

Molly A.F. Marion

Vice President &

Ombudsman

Laurissa M. Martire

Vice President &

Ombudsman

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center Rye,

New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Skadden, Arps, Slate,

Meagher & Flom LLP

TRANSFER AGENT AND REGISTRAR

American Stock Transfer and Trust Company

GGN Q4/2012

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $47,803 for 2011 and $47,803 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $28,769 for 2011 and $7,500 for 2012.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $64,750 for 2011 and $64,750 for 2012. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2011 and $0 for 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Vincent D. Enright, Frank J. Fahrenkopf, Jr., and Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment  Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the

1

recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will

2

provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Legal Department

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- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	Voting Procedures

1.    Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

—

Shareholder Vote Authorization Forms (“VAFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

—	Proxy cards which may be voted directly.

2.   Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3.    In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a

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proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4.   Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

  Security Name and Cusip Number

  Date and Type of Meeting (Annual, Special, Contest)

  Client Name

  Adviser or Fund Account Number

  Directors’ Recommendation

  How GAMCO voted for the client on each issue

5.   VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6.   Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7.   If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

—	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

—	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8.  In the case of a proxy contest, records are maintained for each opposing entity.

9.  Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

—	Banks and brokerage firms using the services at Broadridge:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and

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sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

—	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)    The legal proxies are given to the person attending the meeting along with the following supplemental material:

—	A limited Power of Attorney appointing the attendee an Adviser representative.
—

A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

—	A sample ERISA and Individual contract.
—	A sample of the annual authorization to vote proxies form.
—	A copy of our most recent Schedule 13D filing (if applicable).

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

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BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

—	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

—	Qualifications
—	Nominating committee in place
—	Number of outside directors on the board
—	Attendance at meetings
—	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

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Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

—	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

—	Amount of stock currently authorized but not yet issued or reserved for stock option plans
—	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

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CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

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We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

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As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

—	State of Incorporation
—	Management history of responsiveness to shareholders
—	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

—	Dilution of voting power or earnings per share by more than 10%
—	Kind of stock to be awarded, to whom, when and how much
—	Method of payment
—	Amount of stock already authorized but not yet issued under existing stock option plans

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SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

A portfolio team manages GAMCO Global Gold, Natural Resources & Income Trust by Gabelli, (the Fund). The individuals listed below are those who are primarily responsible for the day-to-day management of the Fund.

Caesar M. P. Bryan serves as the Gold Companies Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Gold Companies portion of the Fund’s portfolio. Mr. Bryan is a Senior Vice President and Portfolio Manager with GAMCO Asset Management Inc. (a wholly owned subsidiary of GAMCO Investors, Inc.) since 1994.

Barbara G. Marcin serves as a Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Natural Resources Companies portion of the Fund’s portfolio. Ms. Marcin joined GAMCO Investors, Inc. in 1999 as a Vice President and Portfolio Manager to manage larger capitalization value style portfolios.

Vincent Hugonnard-Roche serves as a Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the covered call portion of the Fund’s portfolio. Mr. Roche joined GAMCO Investors, Inc. in 2000 as Director of Quantitative Strategies and Head of Risk Management.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2012. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based_on Performance
1. Caesar M.P. Bryan	Registered Investment Companies:	5	787.7M	0	0
	Other Pooled Investment Vehicles:	2	2.8M	2	2.8M
	Other Accounts:	16	92.9M	0	0

2. Barbara G. Marcin	Registered Investment Companies:	3	2.0B	1	2.0B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	42	119.2M	0	0

3. Vincent Hugonnard-Roche	Registered Investment Companies:	1	290.6M	0	0
	Other Pooled Investment Vehicles:	1	20.5M	0	0
	Other Accounts:	4	837.0K	0	0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION.     As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Fund. A Portfolio Manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts, as might be the case if he/she were to devote all of his/her attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES.     As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

PURSUIT OF DIFFERING STRATEGIES.    At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION.     A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager may also be motivated to favor accounts in which he or she has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts, which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS OF THE ADVISER

The compensation of the Portfolio Managers for the Fund is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Caesar M. P. Bryan, Barbara G. Marcin, and Vincent Hugonnard-Roche each owned $1-$10,000, $100,001 -$500,000, and $10,001-$50,000, respectively, of shares of the Trust as of December 31, 2012.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/12 through 07/31/12	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 89,293,503 Preferred Series A – 3,955,687
Month #2 08/01/12 through 08/31/12	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 93,542,278 Preferred Series A – 3,955,687
Month #3 09/01/12 through 09/30/12	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 97,588,147 Preferred Series A – 3,955,687
Month #4 10/01/12 through 10/31/12	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 99,571,783 Preferred Series A – 3,955,687
Month #5 11/01/12 through 11/30/12	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 100,299,101 Preferred Series A – 3,955,687
Month #6 12/01/12 through 12/31/12	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common - 100,299,101 Preferred Series A – 3,955,687
Total	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/11/2013

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/11/2013

* Print the name and title of each signing officer under his or her signature.